Exhibit 99.3

FAST RADIUS® The First-of-its-Kind Cloud Manufacturing and Digital Supply Chain Company Investor Presentation July 19, 2021 fastradius.com

Disclaimer and Risk Factors General. This presentation (this “Presentation”) is provided solely for informational purposes and has been prepared to assist interested parties in making their own evaluation with respect to (i) the proposed business combination (the   “Transaction”) between ECP Environmental Growth Opportunities Corp. (“ENNV”) and Fast Radius, Inc. (“Fast Radius”) and (ii) ENNV’s proposed private offering of public equity (the "PIPE Offering"), and for no other purpose. This Presentation is subject to update, completion, revision, verification and further amendment. None of ENNV, Fast Radius, or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all-inclusive or contain all of the information that may be required to make a full analysis of Fast Radius, the Transaction or the PIPE Offering. Viewers of this Presentation should each make their own evaluation of Fast Radius and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice, and you should consult with your own attorney, business advisor and tax advisor as to legal, business, tax and other matters related hereto.  No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will ENNV, Fast Radius, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.   Confidentiality. The purpose of this Presentation is to provide information to assist in obtaining a general understanding of ENNV, Fast Radius, the Transaction and the PIPE Offering. This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates agree (1) to maintain the confidentiality of all of the information contained herein, (2) that no portion of this Presentation may be reproduced in whole or in part and that neither this Presentation nor any of its contents may be given or disclosed to any third party without the express written permission of ENNV and Fast Radius, (3) that the information contained herein is subject to the terms of any confidentiality agreement entered into with ENNV and Fast Radius and (4) to use this Presentation for the sole purpose of evaluating the Transaction and the PIPE Offering. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of ENNV and Fast Radius is prohibited. Forward-Looking Information. This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Transaction, including statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, the future financial condition and performance of Fast Radius and expected financial impacts of the Transaction (including future revenue and pro forma enterprise value), the PIPE Offering, and the platform and markets and expected future growth and market opportunities of Fast Radius. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of ENNV's securities, (ii) the risk that the Transaction may not be completed by ENNV's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ENNV, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the requisite approvals of ENNV’s and Fast Radius’ stockholders, the satisfaction of the minimum trust account amount following any redemptions by ENNV’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the risk that the PIPE Offering is not completed, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the Transaction, (vii) the effect of the announcement or pendency of the Transaction on Fast Radius’ business or employee relationships, operating results and business generally, (viii) the risk that the Transaction disrupts current plans and operations of Fast Radius, (ix) the risk of difficulties in retaining employees of Fast Radius as a result of the Transaction, (x) the outcome of any legal proceedings that may be instituted against Fast Radius or against ENNV related to the merger agreement or the Transaction, (xi) the ability to maintain the listing of ENNV’s securities on a national securities exchange, (xii) changes in the competitive industries in which Fast Radius operates, variations in operating performance across competitors, changes in laws and regulations affecting Fast Radius’ business and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the   Transaction, and the ability to identify and realize additional opportunities, (xiv) risks related to the uncertainty of Fast Radius’ projected financial information, (xv) risks related to Fast Radius’ potential inability to become profitable and generate cash, (xvi) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xvii) the risk that demand for Fast Radius’ cloud manufacturing technology does not grow as expected, (xviii) the ability of Fast Radius to retain existing customers and attract new customers, (xix) the potential inability of Fast Radius to manage growth effectively, (xx) the potential inability of Fast Radius to increase its cloud manufacturing capacity or to achieve efficiencies regarding its cloud manufacturing process or other costs, (xxi) the enforceability of Fast Radius’ intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) Fast Radius’ dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Fast Radius operates, and (xxiv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the proxy statement / [consent solicitation statement /] prospectus discussed below and other documents filed by ENNV from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Fast Radius and ENNV assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Fast Radius nor ENNV gives any assurance that either Fast Radius or ENNV, or the combined company, will achieve its expectations.  No Offer or Solicitation. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Disclaimer and Risk Factors (cont’d) Use of Projections. This Presentation contains financial forecasts with respect to Fast Radius' projected gross revenue, cost of goods sold, operating expenses, gross profit, EBITDA and Free Cash Flow for 2021, 2022, 2023, 2024 and 2025.  The financial and operation forecasts and projections contained herein represent certain estimates of Fast Radius as of the date hereof and are included herein for illustrative purposes only.  Neither ENNV’s independent auditors nor Fast Radius’ independent public accountants have audited, examined, reviewed or compiled the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of ENNV, Fast Radius, or the combined company after completion of the Transaction, or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.  The “pro forma” financial data included herein have not been prepared in accordance with Article 11 of Regulation S-X of the SEC, are presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements of Fast Radius for the year ended December 31, 2020 to be included in ENNV’s proxy statement in connection with the Transaction (when available). Financial Information; Use of Non-GAAP Financial Measures. The ﬁnancial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the Registration Statement to be ﬁled relating to the Transaction and the proxy statement / [consent solicitation statement /] prospectus contained therein. This Presentation includes certain financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), including EBITDA and Free Cash Flow. EBITDA is defined as net income (loss) plus interest expense, net, provision for income taxes plus depreciation and amortization, net.  Free Cash Flow is defined as EBITDA minus acquisitions and capital expenditures. Except as otherwise noted, all references herein to full-year periods refer to Fast Radius' fiscal year, which ends on December 31. These non-GAAP measures are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of Fast Radius’ liquidity. Not all of the information necessary for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time, but see slide 70 for more details regarding EBITDA and Free Cash Flow, including the reconciliation of these measures to the nearest comparable GAAP measures. Fast Radius believes that these actual and forward-looking non-GAAP measures of financial results provide useful supplemental information about Fast Radius. Fast Radius’ management uses these forward-looking non-GAAP measures to evaluate Fast Radius’ projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore Fast Radius’ non-GAAP measures may not be directly comparable to similarly titled measures of other companies. You should review Fast Radius’ audited financial statements, which will be included in the Registration Statement. Industry And Market Data. This Presentation has been prepared by ENNV and Fast Radius and includes market data and other statistical information from third-party sources. Although ENNV and Fast Radius believe these third-party sources are reliable as of their respective dates, none of ENNV, Fast Radius, or any of their respective affiliates has independently verified the accuracy or completeness of this information and cannot guaranty its accuracy and completeness. Some data is also based on good faith estimates of ENNV and Fast Radius, which are derived from both internal sources and the third-party sources described above. None of ENNV, Fast Radius, their respective affiliates, nor their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information. Additional Information and Where to Find It. This Presentation relates to the Transaction. ENNV intends to file a registration statement relating to the Transaction with the SEC (the “Registration Statement”), which will include a proxy statement / [consent solicitation statement /] prospectus that will be sent to all ENNV [and Fast Radius] stockholders. ENNV will also file other documents regarding the Transaction with the SEC. Before making any voting decision, investors and security holders of ENNV and Fast Radius are urged to read the proxy statement / [consent solicitation statement /] prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement / [consent solicitation statement /] prospectus, and all other relevant documents filed or that will be filed with the SEC by ENNV through the website maintained by the SEC at www.sec.gov. The documents filed by ENNV with the SEC also may be obtained free of charge upon written request to ENNV at 40 Beechwood Road, Summit, New Jersey 07901. Participants in Solicitation. ENNV, Fast Radius and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ENNV's stockholders in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be contained in the proxy statement / [consent solicitation statement /] prospectus when available. You can find more information about ENNV's directors and executive officers in the final prospectus relating to ENNV’s initial public offering, which ENNV filed with the SEC on February 10, 2021. You may obtain free copies of these documents as described in the preceding paragraph. Trademarks and Intellectual Property. All trademarks, service marks, and trade names of Fast Radius or ENNV or their respective affiliates used herein are trademarks, service marks, or registered trade names of Fast Radius or ENNV, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with Fast Radius or ENNV, or an endorsement or sponsorship by or of Fast Radius or ENNV.  Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Fast Radius, ENNV or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Executive Summary Today’s presenters and transaction highlights TRANSACTION HIGLIGHTS:   Business combination of Fast Radius with ENNV  ▪ ENNV has identified Fast Radius as a unique and compelling opportunity to invest behind the Industry 4.0 mega-trends.  ECP ENVIRONMENTAL GROWTH   ▪ Fast Radius a category creator with a proprietary and defensible Cloud   FAST RADIUS, INC OPPORTUNITIES (“ENNV”) ™ Manufacturing Platform that will enable sustainable ways of making, storing and moving parts.  ▪ Fast Radius is well-aligned with ENNV’s investment thesis.  Lou Rassey Doug Kimmelman ECP (NYSE: ENNV) Transaction ▪ is a publicly listed special purpose CEO, CO-FOUNDER, CHAIRMAN structure acquisition company with $345m cash held in trust.  & DIRECTOR ▪ $100 million fully committed PIPE, including a $25 million forward purchase commitment from Goldman Sachs Asset Management, L.P. Other investors in the PIPE include UPS(3), ECP, and Palantir.  Valuation ▪ $995M pro forma enterprise value(1) with a strong balance sheet.  ▪ Implied 1.6x 2025E revenue of $635M offers an attractive   Pat McCusker Tyler Reeder valuation for a high growth business.  CFO/COO PRESIDENT, & CO-FOUNDER CEO & DIRECTOR Post-transaction, ~$410M cash on balance sheet(1)  Capital ▪ enables structure significant optionality to enhance growth, profitability and diversification.  ▪ Fully funded to expected positive free cash flow and profitability in 2025.  Ownership ▪ Existing Fast Radius shareholders will be rolling 100% of   (1) Pro forma for the transaction and assuming a $10 per share price. their equity  and will own ~63% of the combined company   (2) Assumes no redemptions by ECP Environmental Growth Opportunities Corp.’s existing shareholders and transaction expenses of approximately $35M. at closing.(2) See slide 55 “Detailed transaction overview” for key assumptions and additional details.  (3) UPS is an existing investor and currently holds a seat on the Board of Directors of Fast Radius, Inc. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Executive Summary  ECP’s founders’ long history of investing  • Chairman / Officers of ENNV have >100 years of experience in disruptive technologies  • Shifting industry tailwinds moving business interactions closer to the customer, from electricity to manufacturing and beyond  • Focus on assets with a sustainability-linked footprint  • Increasing digitalization of traditional industries  $20B+ COMMITTED CAPITAL 60+ TRANSACTIONS CONSUMMATED ~$2B+ INVESTED IN SUSTAINABLE MANAGEMENT TEAM HAS HELD  SINCE 2005 OVER LAST 10 YEARS TECHNOLOGY & SERVICES  5 CUMULATIVE PUBLIC COMPANY BOARD SEATS FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Executive Summary  ENNV’s investment thesis for sustainable industrial innovation aligns well with Fast Radius  ▪ ENNV is a special purpose acquisition company focused on (i) Beneficial Electrification and (ii) Sustainable Technology &   Sustainability Driven Model  Services  ▪ Fast Radius, a category-creator Cloud Manufacturing and Digital Supply Chain Company, electrifies and distributes the manufacturing process through reshoring manufacturing Transportation Emissions capacity    ✓ Unlocks value across the industrial landscape, while enabling more sustainable ways of making, storing and   moving parts Energy Consumption  ✓ Focused on a fragmented, but massive – and growing –total addressable market of $350B+  ✓ Proven business model, clear path to scale Material Extraction / Waste  ✓ Experienced management team to execute the plan  ✓ ECP conducted PE buyout-level diligence across all key functions of the business, TAM, and readiness for scale FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

O U R P U R P O S E :  Make New Things PossibleTM  O U R V I S I O N :  To build a new infrastructure to design, make, and move things in the digital age  O U R P R O D U C T :  First-of-its-kind Cloud   Manufacturing PlatformTM

Executive Summary  Fast Radius at a glance  We have built the Cloud Manufacturing PlatformTM   : First-of-its-kind infrastructure to design, make, & move industrial-grade parts in the digital age  - - - --  •- - -  ....O t __.. ••'••••''' --  Manufacturing Process FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Executive Summary We are a software company…  We have built the first Cloud Manufacturing PlatformTMand infrastructure  Examples of the software-enabled customer experience  DISCOVER DESIGN MAKE FULFILL  Compare technologies and Get design insights and feedback Use a modern, on-demand user Store certified parts in our Virtual materials early in the design and before you manufacture. Powered by experience to order industrial- Warehouse™ and eliminate the need for engineering process. data captured in our micro-factories. grade parts for production. expensive and wasteful physical storage.  … like cloud computing, the Cloud Manufacturing PlatformTM will host applications and services built by Fast Radius and 3rd parties  (1) Note: Videos accessible at: Discover: fastradius.com/cmp-discover; Design: fastradius.com/cmp-design; Make: fastradius.com/cmp-make; Fulfill: fastradius.com/cmp-fulfill FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

~~Executive Summary  … and we make industrial-grade parts  …Using a wide range ...At commercial scale, …For established blue-chip …Both in our micro-factories and of manufacturing not just prototyping industrial clients and high- using a highly-vetted network of technologies growth start-ups 3rd party manufacturers  Aerospace & Automotive & ✓ 4 micro-factories and expanding  Broad Tech Menu Defense Transportation  One-Stop Shop 11 million  PARTS PRODUCED  85,000  ✓ Additive manufacturing  Consumer Industrial CHICAGO LOUISVILLE / UPS   ✓ CNC machining WORLDPORT  UNIQUE  DESIGNS EVALUATED  ✓ Injection molding  ✓ Sheet metal  • Production runs in the 1000’s  ✓ Urethane casting Certified production  supplier Medical Technology  • for top OEMs CHICAGO CHICAGO  • In many cases, first and only ✓ Recognized by World Economic Forum as production additive supplier one of most advanced factories globally  ✓ Global supplier network Served 45 Fortune 500 companies  ✓ Brings production closer to demand About a third of revenue is from start-ups FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution~~

Executive Summary  Proof points of a quick-to-scale and resilient revenue growth engine  Fast Radius flywheel drives account expansion… …fueling rapid topline growth  >100% CAGR  96% CAGR  2017A 2020A 2025E  CUSTOMERS REVENUE FORECASTS  2,000+ 85,000 11+ 71 $24.5M $600M+  (1) unique designs million parts Net Promoter customers (1) (1) (2) 2021E 2025E evaluated produced Score  (1) All numbers are cumulative since 2017; customers refers to the number of unique companies served (2) Based on regular, automated surveys of customers; rolling average as of 4/13/2021 FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Executive Summary The Fast Radius solution at work:  Medical device demand spike during COVID-19 pandemic Problem: COVID-19 pandemic created urgent need for additional production. Incumbent supplier said no.  Solution: Fast Radius was already an approved production supplier for customer. Cloud platform evaluated part requirements – and Fast Radius said yes.  Impact: Fast Radius provided 2,000 parts in a matter of weeks, enabling shipment of life-saving medical devices in the first wave of COVID-19. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Our plan is to build the first 01 Opportunity: Next • $18T sector being re-set by Industry 4.0 & massive secular forces era of Manufacturing • $350B+ addressable market today $100+ Billion 02 Universal Problem • Rigid, wasteful, outdated manufacturing & supply chain infrastructure … leads to slow, inefficient product development processes  Cloud Manufacturing and •  03 Solution: Cloud First-of-its-kind platform, delivering design, manufacturing & supply digital supply chain company Manufacturing chain services over the internet PlatformTM • Like cloud computing, but for the physical world.  Infrastructure includes physical factories + software OS + apps and services platform  • Apps today include FR On-Demand, FR Virtual Warehouse,   FR Additive Launch… with a robust pipeline in development  04 Model built to scale • Proprietary data architecture and micro-factories, designed to ‘copy & paste’ to enable a distributed, digitally connected network  • Software apps and services platform create unique flywheel  • New physical + digital infrastructure to make & move parts globally  05 World-recognized • Validated and trusted by Fortune 500 customers across industries leader • Recognized as one of the most advanced factories in the world  • Nearly 100% revenue CAGR past 4 years.  2,000+ customers served  We are a software company…  06 Attractive growth • Plan estimated to generate $600M+ revenue in 2025 with and we make parts compelling unit economics path  07 Team uniquely • Highly-experienced, visionary team to pursue the opportunity equipped to execute FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

01 Market Context:  $350B+ growing TAM being reset by Industry 4.0 and massive secular forces FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

01 Market context  Our addressable market is $350B+ today and expected to grow to $600B+ by 2030  Our Cloud Manufacturing Platformallows TM us to participate across all manufacturing technologies  CAGR (%) Addressable production TAM by manufacturing technology, $B 20-30 610 5%  55 20%  62 3% 473 27  53 151 TAM for the   5%  368 technologies we   Additive manufacturing 9 offer today is   Sheet metal 45 120 $778B, but today we focus on   Injection molding 95 volumes <100,000 which brings the TAM to $368B  342 5%  273  CNC machining 219  2020 2025 2030  Source: “3D Printing and Additive Manufacturing Global State of the Industry” Wohlers Reports (2020), with addressable subset and projections as estimated by third-party market study  “Injection Molded Plastics Analysis and Segment Forecasts To 2027” Grand View Research (2020)”, with addressable subset and projections as estimated by third-party market study “Category Intelligence on Machining” Beroe (2020)”, with addressable subset and projections as estimated by third-party market study  “Metal Stamping Market Analysis” Grand View Research (2020), “Global Metal Stamping Market 2020 –2027” Acumen Research (2020); with addressable subset and projections as estimated by third-party market study FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

01 Market context  Large menu of technology advances is driving Industry 4.0  Combination of tools, technology, and expertise changing how we make ✓ Elements of Fast Radius and move things around the world platform  FAST RADIUS IS CONSTRUCTING THE DIGITAL THREAD THAT UNLOCKS NEW BUSINESS MODELS  ADVANCED DIGITAL FACTORIES SUPPLY INDUSTRIAL  DESIGN EQUIPMENT & OPERATIONS CHAIN INFRASTRUCTURE BUSINESS MODELS  ✓ Digital design ✓ 3D printing ✓ Industrial Internet of ✓ Digital warehousing ✓ Digital production ✓ Software platforms and and simulation Things (IOT) networks cloud-based application   ✓ Industrial robotics/ ✓ Next-gen supply ecosystem  ✓ Industrial automation ✓ Smart worker tech chain/ERP ✓ Industrial collaboration cybersecurity ✓ On-demand manufacturing platforms ✓ Machine tool ✓ Workflow automation Warehouse and supply chain apps innovations automation technologies ✓ IOT sensors  ✓ Knowledge Industrial ✓ Digital-first customer automation ✓ Testing and wearables Autonomous transport ✓ IOT connectivity experience and business measurement processes  ✓ Artificial Intelligence Industrial  / Machine Learning ✓ Advanced materials drones & satellites ✓ Data and insight flywheels  AR/VR FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

01 Market context  Market is undergoing fundamental disruption with multiple strong tailwinds behind Cloud Manufacturing  Industry 4.0 is here. People want (expect) easy and Global appetite for more agile, local Expertise is scarce. modern experiences. and sustainable supply chains.  Industry 4.0 brings unprecedented innovation • “Consumerization of B2B” and digital-first • Need for a cleaner, more sustainable industry across tools of AI, design, production, experiences fulfillment, including industrial-grade additive • Supply chain insecuritiesand inefficiencies manufacturing • On-Demand fulfillment is now expected made evident by COVID-19 pandemic  There is a skills gap for Industry 4.0 • 2020 pandemic accelerating new ways of • Push for local sourcing / reshoring working and collaborating remotely Traditional manufacturing expertise is being • Global trade tensions threaten supply lost as “mom and pop” shops close down FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

02 Universal Problem:   Lack of new, trusted manufacturing & supply chain infrastructure… leads to slow, inefficient product development processes. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

02 Universal Problem  Outdated infrastructure  Current state of making and moving physical products is rigid, wasteful, and inaccessible  Centralized Slow-moving, Massive physical Sub-scale mega-factories carbon intensive  inventory operators supply chains  Minimum order sizes in the Moving parts by air, land, Trillions of dollars tied up; Minimal investment in millions and sea is slow and hugely inefficient Industry 4.0; limited expensive transparency / insights FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

02 Universal Problem  Outdated infrastructure  Most component manufacturing is done by a highly-fragmented set of small suppliers  US machining production TAM1, $B    Approximately 90% of US machining output is via small and smaller-medium business We are disrupting the highly fragmented small-to-medium volume manufacturing   15  15 market – the opportunity set for Fast Radius is significant  10 8  5  5 4 3 2 $0  0-4 5-9 10-19 20-99 100-499 500+ # of employees  5% 8% 14% 41% 21% 11% Share of total, %  8,350 3,644 2,810 2,539 356 130 # of firms  Source: Third party market study.  1. Figures represent revenue and is a proxy for the respective mfg. process based on 2017 U.S. Census.  2. Business organization consisting of one or more domestic establishments in the same geographic area and industry that were specified under common ownership or control. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

02 Universal Problem  Painful product development processes  This industry structure creates pain across the lifecycle for an engineer – entire experience is rigid, outdated, and the needed expertise and infrastructure is out of reach  DISCOVER DESIGN MAKE FULFILL  “I read something new “I don’t need 1 million; “My supplier can’t “I can order my cereal about additive every why can’t I serve my demand on-demand, but my day, but where do I economically design spike for COVID custom parts are start?” product variants I supplies?” going to take know my customers months?” want?”  “How do I best design “The process to “Additive sounds “Why can I see where this part so it can be communicate with my great, but we have no my pizza is, but not my made well at the right suppliers feels like certified production part?” price?” 1995.” suppliers.”  Example customers Note: Quotes are representative sentiments of specific customers, but not direct quotes FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud  Manufacturing Platform  : TM  New digital and physical infrastructure to design, make and move industrial parts in the digital age FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Cloud Manufacturing creates a new industrial infrastructure  Shifts the manufacturing industry from being rigid, wasteful and inaccessible…. to flexible, sustainable, and accessible  From Rigid Wasteful Inaccessible  Centralized Slow-moving, carbon-intensive Massive Sub-scale Mega-factories supply chains physical inventory operators  To Flexible   Sustainable Accessible  Localized Shipping at the speed Digital At-scale Industry 4.0, micro-factories of light, in a more inventory with real-time insights sustainable way FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Next generation customer experience  Cloud Manufacturing PlatformTMeases the pain across the lifecycle for an engineer –making manufacturing easier, smarter and more capable  DISCOVER DESIGN MAKE FULFILL  “Fast Radius helped “Fast Radius helped “When COVID hit, “Fast Radius cut lead us understand where us launch a new Fast Radius produced times for critical parts additive fits in our variant for Ford F- a mission-critical from months to supply chain and now 350 trucks that was component when our days.” we’re using it.” previously not incumbent suppliers economically viable.” said no.”  “Fast Radius helped “The Fast Radius “Two years ago we “We’ve never seen us understand how to collaboration tools didn’t have a certified this level of make a new make so much sense supplier for additive.  transparency into the geometry previously –why wasn’t this Now we do.  Fast production and impossible for a new available before?” Radius is making fulfillment of our product launch.” parts we’re putting on parts – and we buy a cars.” lot of parts!”  Example customers Note: Quotes are representative sentiments of specific customers, but not direct quotes FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Introducing the Fast Radius Cloud Manufacturing PlatformTM  The first-of-its-kind platform for driving innovation in manufacturing… just as seen in cloud compute  Our platform  Our product is a Cloud Customer-facing application and services platform.   ManufacturingPlatformTM that Applications & allows engineers to get Services insights and parts on-demand when they need them Software OS platform to power the end-to-end customer experience; designed for apps to be built on top.  Provides scalable, Operating System Manufacturing and supply chain. cutting-edge access to Marketing, sales, engineering, customer success. manufacturing for everyone with a browser Learning Engine & Digital Thread is the DNA of how every part is made. Delivers real-time actionable Digital Thread Learning Engine allows us to analyze the data we intelligence across the collect, getting smarter with every partwe make. product lifecycle Platform designed for new Production centers (our factories + our suppliers) make Infrastructure parts through a software-driven workflow; collect data applications and services to   (factories + data) across the manufacturing process. be built from Fast Radius and 3rd party developers

03 Fast Radius’ Cloud Manufacturing PlatformTM  Upload your design, and you get insights in minutes, and parts within days… and whenever needed thereafter.  ▪ From discovery through fulfillment  ▪ Cutting-edge additive manufacturing tech and traditional machining and molding  ▪ For prototypes to mid-volume production  Highlights:  ▪ Our platform is Powered by Software. You Partner with People. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Customer Case Study:  Curtiss Motorcycles  Problem Curtiss Motorcycle designed a new electric motorcycle but was struggling to manufacture various components.  Solution Curtiss relying on Fast Radius platform to manufacture over 100 parts on the bike across 8 manufacturing technologies.  Impact Curtiss brings a new electric motorcycle to the world in 2021. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius' Cloud Manufacturing Platform™

FAST RADIUS

On Demand

Curtiss Motorcycles: From 60 to 200+ parts in 18 months

Ongoing engagement started with one technology (CNC) to multiple processes across traditional and additive.


2019
2020
2021
10x+ sales growth(1)

1 Unique Design / 65+ Parts

1 Unique Design / 120+ Parts

2 Unique Designs / 225+ Parts (estimated)

Note: images are not the actual part images, but are representative of the types of customer parts in production

(1) YTD 2021 sales growth of ~7.5x, but based on verbal commitments, estimated sales growth of 10x+ in 2021 vs. 2019

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03 Fast Radius’ Cloud Manufacturing PlatformTM  Comparison Tool  A central question for every engineer is “what is the best way to make this part?”  Engineers can instantly compare manufacturability, price, and other key attributes across multiple technologies and material types.  Most engineers aren’t familiar with the latest  Industry 4.0 innovations and this allows them to learn and adopt new ways of making parts. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Automated quoting and ordering portal  Platform uses machine learning to provide time design feedback and pricing across of manufacturing technologies and materi  Once the design and quantities are finali platform guides the engineer through a ecommerce checkout process.  After the order is placed, platform provide transparency across the production and stages. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  We partner with you from design through launch to bring new products to market, embracing cutting-edge additive manufacturing and new tools of digital design, complemented by traditional manufacturing technologies.  Highlights:  ▪ Design for additive ▪ Digital / ▪ Industrial-grade manufacturing computational production and design tools (e.g., quality system for generative design) additive FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Customer Case Study:  Aptiv & Ford: Industrial-grade quality and production with additive manufacturing  Problem Ford wanted to create a low-volume variant of the F-350 truck. Traditional molding economics and supply chain didn’t work.  Solution Fast Radius Cloud Manufacturing Platform TM helped Aptivvalidate design and manufacture the part with industrial-grade additive.  Impact Ford provided a new variant of the F-350 to meet latent demand. Fast Radius now a certified supplier for Aptiv, 1 part grew to 26+ in 2020.  Note: Video accessible at fastradius.com/aptiv-video FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Insights… Automated manufacturability feedback  We are using machine learning to codify a century’s worth of manufacturing knowledge…  and empower every engineer with it, on-demand.  Today’s platform provides automated design and manufacturability feedback on cutting-edge additive manufacturing and CNC machining.  Platform continues to expand – new technologies, materials, manufacturing and supply chain analyses. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Example automotive customer:   2020  From 1 Part to 26 in 12 months  4programs (26 individual SKUs) running in parallel with others in development 3x+ revenue Engaged with engineering groups across growth customer and its subsidiaries `  2019  1 OEM  / 1 Engineer / 1 Part 4 OEMs 16+ Engineers 26+ Parts FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Production parts certified (“Build Package”) and can be produced when and where needed. No longer requires physical storage – can produce exactly how much is needed just in time.   Highlights:  ▪ Reduces waste across supply chain –faster turnaround times, no obsolescence, no physical warehouse FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Customer Case Study:  Satair: The Virtual WarehouseTM  Problem Satair(Airbus subsidiary) wanted to dramatically improve the months-long turnaround times for maintenance parts.  Solution Fast Radius on-boarded key maintenance parts to the Virtual Warehouse™, reducing turnaround times from weeks to days.  Impact On-demand tools when and where they’re needed to keep planes flying. Satairhas a certified Virtual   Warehouse™ that continues to expand. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Internal workflow and orchestration powers Virtual WarehouseTM  Parts are stored in our Cloud Manufacturing Platform , including TM the full manufacturing instructions.  Customers can order replenishment parts from the   Virtual Warehouse TM   and have certainty that the part they order in two years will be the same quality part as what they order today. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Fast Radius Beyond  Where will Fast Radius and Cloud Manufacturing take us?  ... in the next year ... in the next 5+ years  Expanded Services and Apps Personal AI Assistant Virtual Warehouse TMXR  Virtual factory Data gathered from millions of different Millions of certified parts and products parts… and insights from millions of available in the cloud Manufacturing comparison experts… organized and universally accessible in software. Globally coordinated infrastructure to advance the state of the world; for example:   Design collaboration   Add-in conversational AI, e.g., What’s the • Strategic National Bank for Crisis Response best way to make this?  How long will it • Space Exploration +a portfolio of new apps on take?  What is the carbon impact? the roadmap FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution Note: images shown are illustrative of software roadmap; not actual depictions of the user interface.

03 Fast Radius’ Cloud Manufacturing PlatformTM  AI Assistant  Data gathered from millions of different parts… and insights from millions of experts… organized and universally accessible in software.  Add-in conversational AI, e.g.:  What’s the best way to make this?  How long will it take?  What is the carbon impact?

03 Fast Radius’ Cloud Manufacturing PlatformTM  WarehouseTM XR  Globally coordinated infrastructure to advance the human condition  Strategic National Bank for Crisis Response Space Exploration

Fast Radius Beyond  Where will Fast Radius and Cloud Manufacturing take us?  4th Modality of Logistics  By Fast Radius  Over the coming decade, a global network of interconnected micro-factories will take shape  Instead of moving parts by land, air, and sea… the Cloud Manufacturing Platform TM  can allow parts to move digitally.  Parts can be shipped digitally and made where they are needed. UPS has partnered with Fast Radius to support the expansion of its digital manufacturing and supply chain infrastructure.  One of the Fast Radius micro-factories is located on UPS’ Worldport hub in Louisville, KY.  ”We're witnessing a transformation of manufacturing supply chains that’s ushering in the fourth modality of logistics”  - Scott Price, EVP International UPS(1)  Note: https://www.ups.com/us/es/services/knowledge-center/article.page?kid=art16a43cf1d5c&articlesource=longitudes FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  Fast Radius’ Cloud Manufacturing Platform  provides tangibleTM and powerful benefits  Similar to the benefits of cloud computing  ACCESS SPEED ELASTICITY  Our cloud gives anyone access to Innovation and production in With our cloud, use only the resources manufacturing services across the manufacturing has never been faster. you need:  Scale-up with your demand.  product lifecycle that can be With access to groundbreaking new A few parts vs. a few thousand, infinite accessed wherever and whenever technologies like industrial-grade digital warehouses vs wasteful you need them.  additive manufacturing, and simplified physical storage, and on-demand SUSTAINABILITY supply chains, customers can get their human expertise when you need it vs. parts in days instead of months. constant hiring.  Making, storing and moving parts through the Cloud Manufacturing   Platform TM reduces emissions from transportation, reduces waste from   COST storage and obsolete inventory… while empowering engineers to   KNOWLEDGE GLOBAL REACH ADVANTAGE make smarter design choices from   the start. The data collected through our micro- With a combination of our growing With our Cloud Manufacturing factories and supplier network feeds network of internal micro-factories PlatformTM   , capital expenses (factory our learning engine on top of which all and our extensive international equipment, physical storage,  of our apps and services are built.  supplier network, parts are where you maintenance) are traded for variable Software makes this knowledge need them when you need them. expenses (production and virtual universally available. warehousing) when you need them.    We bring advanced manufacturing technologies many companies couldn’t afford to invest in alone. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

03 Fast Radius’ Cloud Manufacturing PlatformTM  The Cloud Manufacturing Platformcan enable more sustainableTM ways of making, storing and moving physical products  Transportation Energy Material Emissions Consumption Extraction  Local on-demand micro-factory Bundling together digital warehousing Additive manufacturing enables model enables on-shore and local on-demand part production optimized part design, and production, cutting off significant enables reduction in inventory reduction in consumption of amounts of transportation reductions and cuts the emissions production materials emissions generated by the warehousing  Making, storing and moving parts through the Cloud Manufacturing Platform TM   reduces emissions from transportation, reduces waste from storage and obsolete inventory… while empowering engineers to make smarter design choices from the start. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

04 Model built to scale:  Proprietary micro-factories and go-to-market designed for hyper growth.  Apps and services platform creates unique flywheel. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

04 Model built to scale  Footprint at a glance  CHICAGO HQ and 3 micro-factories  LOUISVILLE Factory on UPS North American hub Fast Radius was recognized as a World Economic Forum “Lighthouse”  ATLANTA Sales office  SINGAPORE Regional office (Supply Chain) 2018 1 of 9 most advanced factories in the world, only 1 in the US  HONG KONG Regional presence (Supply Chain)(1)  PLUS  Chicago, USA Garbagnate, Italy Le Vaudreuil, France  Global network of Trusted suppliers across CNC machining, trusted suppliers injection molding, urethane casting, and other manufacturing techniques  Qingdao, China Rakona, Czech Cork, Ireland Republic  Bad Pyrmont and Wuxi, China Chengdu, China Blomberg, Germany  2019 1 of 14 “End-to-End connected value chain lighthouses” for factory network + software platform  Source: https://www.weforum.org/press/2018/09/europe-asia-lead-the-way-to-the-factories-of-the-future  (1) Fast Radius has independent contractors in Hong Kong http://www3.weforum.org/docs/WEF_Global_Lighthouse_Network.pdf FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

04 Model built to scale  The Fast Radius Micro-factory  The “factory in a box” is designed to be copy and pasted for scale  Each micro-factory identifies and controls an extensive set of variables to drive reliability and repeatability  Includes detailed physical and digital architecture  Full integration with Cloud Manufacturing Chicago infrastructureand digital workflow  Carbon DLS Micro-factory FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

04 Model built to scale  Current micro-factories  Four micro-factories currently power our cloud  Digital Light HP Multi Fused Deposition CNC Synthesis Jet Fusion Modeling Machining  Chicago Chicago Louisville / UPS Worldport Chicago  Other operational technologies include Carbon L1, Desktop Metal Studio System, FormlabsStereolithography,  HP MJF 580, Doosan CNC, and Faro Metrology. These owned and operated micro-factories are complemented by a global Technologies in evaluation include HP Metal Jet, Desktop Metal Production System, Velo3D and network of curated suppliers.  EOS Laser Powder Bed Fusion, Zeiss Metrology, and Fanuc Automation. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

04 Model built to scale  How do micro-factories scale?  The global cloud infrastructure provides production scale capacity and resiliency.  Overview  The “factory in a box” is designed to be copy and pasted for scale.   Standard physical infrastructure and workflows to enable a common, proven way of working globally.   Nodes deployed to expand capacity in existing locations and new geographics – some proximate to partners (e.g., UPS).  Digital orchestration from Chicago HQ.  Benefits at scale  Attractive unit economics with minimal capital – efficiencies in cost, operations, and ability to tightly match supply with demand.  Learning Engine allows the network to get smarter with every part. Supply chain sustainability via more localized production.  Production network resiliency and cost efficiencies. Making one of the world’s most advanced factories accessible to all  Unlocks digital supply chain solutions – 4th Modality of Logistics and Virtual Warehouse™.  Illustrative roadmap; immediate focus in US, new geography sites TBC FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

05 World-recognized leader:  Validated and trusted by Fortune 500 customers; one of the most advanced factories in the world; nearly 100% revenue CAGR past 4 years FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

05 World recognized leader

Validation from partners, customers, and broader ecosystem

Exclusive partner with UPS

Micro-factory located at UPS Worldport in Louisville, KY

Industry leading Net Promoter Score

71

NET PROMOTER SCORE[1]

NPS that rivals Apple, Nordstrom, and other top brands

Recognized by World Economic Forum

WEF recognized FR as one of the 9 most advanced factories in the world[3]

Real commercial and operational traction[2]

11 million

PARTS PRODUCED

85,000

UNIQUE PARTS EVALUATED

2,000+

CUSTOMERS SERVED

Certified production supplier for top OEMs

- Passed rigorous quality audits with leading Fortune 500 OEMs across industries
- In many cases, Fast Radius is the first and only production additive supplier providing parts to these customers

(1) Based on regular, automated surveys of customers; rolling average as of 4/13/2021
(2) All numbers are cumulative since 2017
(3) https://www.weforum.org/press/2018/09/europe-asia-lead-the-way-to-the-factories-of-the-future; http://www3.weforum.org/docs/WEF_Global_Lighthouse_Network.pdf

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05 World recognized leader  Fast Radius Customers  Over 2,000 customers served across 6 major industries, including 45 Fortune 500 companies.  INDUSTRIAL TECHNOLOGY CONSUMER  Example Customers: Example Customers: Example Customers:  AUTOMOTIVE & AEROSPACE &   TRANSPORTATION DEFENSE MEDICAL  Example Customers: Example Customers: Example Customers: FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

05 World-recognized leader Fast Radius flywheel drives  account expansion Example customers:  Over the past ~18 months, accounts grew from 1 part and 1 engineer to…  50+ parts, 2019 prototypes →2020 production of $350k →2021 forecast of $600k+ 65 parts, $100k+ in quarterly bookings, 9 engineers 26 parts, 16 engineers 100+ parts, 8 technologies 47 parts, 20+ engineers  114 parts, 2 engineers ` 47 parts, 5 engineers FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

05 World-recognized leader  Early proof points of quick-to-scale and resilient revenue growth engine  Year-on-year Revenue  ($ millions)  24.5  2017 – 2021   CAGR: 96% CAGR: 72%  13.9  8.3  2.9 1.9  2017 2018 2019 2020 2021 FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

06 Attractive growth path:  Plan estimated to generate $600M+ revenue in 2025 with compelling unit economics FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

06 Attractive growth path  Established, top-tier unit economics for customer acquisition and micro-factory scale  Established customer acquisition model Established unit economics of a typical micro-factory(3)  (1)  CLTV / CAC 5x – 8x Capital investment ~$3.5 million  Payback period ~6 months Run-rate EBITDA ~$4.0 million  (2)  Top quartile SaaS CLTV / CAC: 8x Payback period ~1.5 years  Fast Radius CLTV / CAC among best-in-class SaaS peers  5-year IRR ~85%  (1) Represents customer lifetime value (CLTV) / customer acquisition cost (CAC); we define a “Customer” as an engineer or pod of engineers working on a product; CLTV based on projected 5-year revenue and gross margin, adjusted for projected customer retention rates and discounted at a 15% annual discount rate over 5 years; CAC calculated based on average cost per new customer opportunity across various acquisition channels adjusted for average win rate of these new opportunities.  (2) Source: 3rd party consulting firm industry survey  (3) Typical micro-factory profile; some variation by technology and scale FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

06 Attractive growth path  Positioned for accelerated growth and attractive profitability  Summary pro-forma financials Key growth drivers  ~$2,100  ($ millions) $350+ billion addressable, growing market driven by next-gen manufacturing technologies, including   Revenue CAGR: $635 additive +115%  Proven customer acquisition strategy to capture a larger share as the industry consolidates  $426 ~55%  50% Network effect and a virtuous cycle from software 48% platform (e.g., Virtual Warehouse™), which   43% promotes customer stickiness $246 Ongoing addition of services and apps on software   29% platform provides significant software revenue 21% upside  14% $103  Continued implementation of micro-factory expansion projected to reach steady-state gross $25 margins of 50%+ $14  Opportunistic acquisitions to further accelerate   '20A '21E '22E '23E '24E '25E '30E capability and geographic expansion Revenue Gross margin FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

06 Attractive growth path  Scalability of business expected to result in significant operating leverage and strong free cash flow generation  Operating expenses as % of revenue EBITDA & Free Cash Flow  ($ millions) ($ millions)  135   EBITDA  166% FCF 89 151%  47 $635   0.3 80% $426   (19) (19) (24) (36) $246 (47) (52) (47) 37% 28% 43% $103 $14 $25   (133)  (1)  ‘20A(1)  ‘21E ‘22E ‘23E ‘24E ‘25E ‘20A ‘21E ‘22E ‘23E ‘24E ‘25E  Revenue Opex as % of revenue  (1) 2020 numbers are pending final audit results FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

07 Team:  Highly-experienced, visionary team to pursue the opportunity FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

07 Team  Highly-experienced, visionary team to pursue the opportunity  Lou Rassey Pat McCusker Bill King, PhD  CEO, Co-Founder, and Director CFO/COO and Co-Founder Chief Scientist and Co-Founder  Founded McKinsey’s Digital Manufacturing Experience growing public-company and tech- Architect and founding CTO of US national lab Practice, globally renowned expert on Industry 4.0 driven businesses; President, North America of for digital manufacturing and design; former INWK, successful tech entrepreneur advisor to DARPA; professor at U of Illinois  John Nanry Gus Pinto James Levin  Chief Manufacturing Officer and Co-Founder Chief Product Officer Chief Marketing Officer  Led McKinsey’s Digital Manufacturing Practice, Serial tech platform builder; led development of Helped build Amazon's fastest startup to broad expertise implementing new technologies spatial computing platform at Magic Leap, hit $1BN in sales; led marketing at mobile and cloud infrastructure at Citrix SolarWinds through IPO  Heather Baker Brian Simms Bobby Bott  VP, People VP, Sales VP, Manufacturing  Extensive experience scaling strong people Proven sales leader, scaled multiple companies Seasoned manufacturing executive; led function within high-growth technology through hyper growth and IPOs; led sales at manufacturing operations across multiple sites companies Groupon on way to fastest ever ramp to $1B in within the aer efense industry revenue FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix A Transaction & valuation overview

Appendix A  Fast Radius is creating an entirely new category in Industry 4.0  Software  Spanning software, manufacturing, and on-demand infrastructure  On-Demand Manufacturing Platforms & Infrastructure FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix A  Detailed transaction overview  Key transaction terms Illustrative pro forma valuation ($m)  ▪ Pro forma enterprise value of $995m (1.6x 2025E revenue) Fast Radius share price $10.00  ▪ Pro forma shares outstanding 142.3 $410m cash proceeds inclusive of $100m PIPE proceeds and transaction expenses(1) Pro forma equity value $1,423  (-) Assumed pro forma net cash (2) ($428)  ▪ $100 million fully committed PIPE, including a $25 million forward Pro forma enterprise value $995 purchase commitment from Goldman Sachs Asset Management, L.P. Other investors in the PIPE include UPS, ECP, and Palantir.  Transaction Multiple Metric  ▪ Fast Radius rolling 100% of equity ownership EV / 2025E Revenue $635 1.6x  ▪ 10m earnout share to sellers with 50% earned at $15.00 and 50% Illustrative sources and uses ($m, except per share data) earned at $20.00 (2)  Sources $ % Shares  Seller rollover(3) $900 63% 90.0  Pro Forma ownership @ $10.00 / share(1) SPAC cash in trust 345 24% 34.5  Additional PIPE equity 100 7% 10.0 Founder shares(4) 78 5% 7.8  SPAC shares  24% Total sources $1,423 100% 142.3 Uses $ %  Seller rollover Seller rollover $900 63%  Founder   63% shares 5% Cash to balance sheet 410 29% Founder shares 78 5% PIPE Estimated fees and expenses 35 2% equity 7%   Total sources $1,423 100%  (1) Assumes no redemptions and excludes dilutive impact of 8,625,000 public warrants (strike price of $11.50) and 6,266,667 SPAC sponsor warrants (strike price of $11.50); illustrative amounts may fluctuate as a result of redemptions. (2) Earnout vests upon the common stock trading above the relevant threshold for 20 trading days in any 30-day trading day period prior to the 5th anniversary of closing.   (3) Pro forma net cash calculated as Fast Radius’s net cash balance of $18m as of 12/31/2020 and transaction proceeds of $410m.  (4) Seller rollover excludes deferred portion (5,000,000 shares are deferred until the combined company achieves a VWAP of $15.00, and another 5,000,000 shares are deferred until the combined company achieved a VWAP of $20.00) .  (5) Founder shares exclude deferred portion (5% of ECP’s promote, or 407,000 shares, is deferred until the combined company achieves a VWAP of $15.00, and another 5% of ECP’s promote, or 407,000 shares, is deferred until the combined company achieves a VWAP of $20.00) . FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix A  Selected public comparable universe for Fast Radius  Industry 4.0 industrial automation Industry 4.0 additive manufacturing  ▪ Disruptive, technology-enabled industrial automation ▪ “New generation” additive manufacturing (i.e. 3D printing) companies machine makers: Desktop Metal, Markforged, Velo3D  ▪ Different business models to Fast Radius, but similar Industry ▪ Software platforms enabling additive manufacturing: Materialise 4.0 driving forces  ▪ These are additive technology-focused businesses vs. Fast Radius, which is technology agnostic  Advanced manufacturing Category-leading enterprise SaaS  ▪ Global leaders providing the technology backbone for complex ▪ Enterprise-focused SaaS platforms driving commercial / products / processes by combining design, software and industrial innovation advanced manufacturing capabilities  ▪ Different business models to Fast Radius, but similar cloud   ▪ Typically oriented towards specific industries or use cases vs. computing thematics Fast Radius which is industry agnostic and focused on industrial-grade production runs FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix A

Selected peers operational benchmarking


Industry 4.0 industrial automation
Industry 4.0 additive manufacturing
Advanced manufacturing
Category-leading enterprise SaaS
CY'20A – CY'22E Revenue CAGR
Average: 70%(1)
Average: 67%(1)
DeSPAC Average: 89%(1)
Average: 19%
Average: 17%
Overall average: 40%(1)
172%
126%
85%
99%
58%
92%
19%
245%
71%
32%
68%
118%
113%
16%
21%
11%
17%
26%
18%
10%
16%
26%
13%
20-22E 21-25E
CY'22E Gross margin
Average: 58%(1)
Average: 55%(1)
DeSPAC Average: 52%(1)
Average: 58%
Average: 86%
Overall average: 66%(1)
29%
50%
23%
48%
12%
50%
77%
38%
51%
59%
62%
34%
52%
57%
52%
49%
52%
80%
89%
89%
94%
76%
82%
FAST RADIUS
BERKSHIRE GREY (2)
Bright Machines (2)
COGNEX
Markforged
VELO3D (2)
materialise
ASML
PROTOLABS
tsmc
Adobe
Ansys
AUTODESK
AVEVA
ptc

Source: Fast Radius' projections based on management estimates; peer projections based on company filings and FactSet as of July 14, 2021.

Note: NA denotes "not available". NM denotes "not meaningful".

(1) Averages include Desktop Metal's, Markforged's, Berkshire Grey's, Velo3D's and Bright Machines' CY'21E-CY'25E sales CAGR and CY'25E gross margin.

(2) Berkshire Grey announced its merger with Revolution Acceleration on February 25,2021; Velo3D announced its merger with JAWS Spitfire on March 23, 2021; Bright Machines announced its merger with SCVX on May 19, 2021; projections for Markforged, Berkshire Grey, Velo3D and Bright Machines reflect management guidance from PIPE presentation.

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Appendix A

Selected peers valuation benchmarking


Industry 4.0 industrial automation
Average: 15.0x(1)
Industry 4.0 additive manufacturing
Average: 10.8x(1)
DeSPAC Average: 14.3x(1)
Advanced manufacturing
Average: 9.7x
Category-leading enterprise SaaS
Average: 12.6x
Overall average: 11.9x(1)
EV/ CY'22E Revenue
9.7x
1.6x
18.8x
2.4x
13.3x
1.6x
12.9x
10.0x
2.3x
11.2x
1.9x
18.1x
2.9x
4.1x
12.3x
4.4x
8.5x
13.7x
16.0x
15.0x
13.5x
9.3x
9.3x
2022E 2025E
FAST RADIUS
BERKSHIRE GREY (2)
Bright Machines (2)
COGNEX
Markforged
VELO3D (2)
materialise
ASML
PROTOLABS
tsmc
Adobe
Ansys
AUTODESK
AVEVA
ptc

Source: Fast Radius' projections based on management estimates; peer projections based on company filings and FactSet as of July 14, 2021.
Note: NA denotes "not available". NM denotes "not meaningful".
(1) Averages include Berkshire Grey's, Bright Machines', Desktop Metal's, Markforged's and Velo3D's EV / CY'22E revenue.
(2) Berkshire Grey announced its merger with Revolution Acceleration on February 25,2021; Velo3D announced its merger with JAWS Spitfire on March 23, 2021; Bright Machines announced its merger with SCVX on May 19, 2021; projections for Markforged, Berkshire Grey, Velo3D and Bright Machines reflect management guidance from PIPE presentation.

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Appendix A  Transaction priced at a discount to selected peer multiples  Implied EV based on selected comparable companies trading Transaction value  ($ in millions)  Implied discounted EV  Implied future EV Implied post-money EV (Discount rate: 20%)  $6,346 Mid-point represents ~410%upsideto transaction value $3,672 Mid-point $3,807 represents ~195%upsideto transaction value $2,203 $995  Implied multiples  EV / CY 2025E Revenue 6.0x – 10.0x 3.5x – 5.8x 1.6x  Valuation ▪ Using a future valuation date of 6/30/2024, Fast Radius is valued by applying 2025E revenue of $635m to an EV/ NTM revenue multiple of approach 6.0 – 10.0x based on peer multiples to arrive at an implied future EV  ▪ The implied future EV is then discounted at a 20% discount rate over a 3-year period to arrive at an implied present value, which we believe to be appropriate and implies an attractive valuation entry point relative to other recent and successful Industry 4.0 de-SPAC transactions FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix B  The Fast Radius   Cloud Manufacturing PlatformTM  Introduction (CMP-101)

Appendix B  Fast Radius Cloud Manufacturing Platform TM – Introduction (CMP-101)  The Fast Radius   Applications &   Cloud Services  Manufacturing Operating System  Platform  TM  Learning Engine & Digital Thread  At Fast Radius, we have built the world’s first Cloud Infrastructure   (factories + data)  Manufacturing PlatformTM , delivering design, manufacturing & supply chain services over the internet. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix B  Fast Radius Cloud Manufacturing Platform TM – Introduction (CMP-101)  What is the Cloud How does it work? What can be done with cloud Manufacturing PlatformTM? manufacturing?  The  Cloud Manufacturing Platform has an integratedTM  Cloud manufacturing is the delivery of tech stack that consists of physical and digital The Cloud Manufacturing Platform has a set ofTM manufacturing-related services over the internet. infrastructure. applications and services provided by Fast Radius, accessible to anyone with a web browser. Fast Radius has built the world’s first It is just like cloud computing, but for physical parts.  Cloud Manufacturing Platform ™   . Today, Fast Radius applications  include:  • Software + Physical Factory Infrastructure  Cloud Cloud   • Platform provides access to state-of-the art Computing Manufacturing manufacturing capacity…  and access to the data and insight from how and when things are Physical Data center Factory made infrastructure network network  • Services cover the end-to-end experience of   Software Software to Software to bringing a physical, custom part to the world Similar to cloud computing, it is a platform for to orchestrate orchestrate  orchestrate innovation and designed for others to build upon.    DESIGN MAKE FULFILL the work data data and   DISCOVER part production  Fast Radius has a roadmap for expanding these core applications, while also launching new  software and Software Designed for Designed for services through an application ecosystem. application apps to be built apps to be built layer on top on top FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix B  Learning Engine: The ‘build package’ is a critical technology behind cloud manufacturing  Akin to the Manufacturing Genome – the DNA of every part  Contains manufacturing instructions  • Including part design, process instructions, material choice, quality information  Contains information on the life of the part  • Actual data from part production (machine data, materials lot, metrology) and supply chain  The build package allows us to digitally transport parts and produce them anywhere in the world in our certified micro-factories  • Enables portability through cloud manufacturing  • Ensures every part is correct, wherever it is made  Enables continuous improvement  • Users can update their designs  • We learn and get better from every part FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix C  Additional Information

Lou Rassey Lou Rasseyis Co-Founder and CEO of Fast Radius.  He has had a 20-year career in the manufacturing sector, and is a recognized leader and advisor on matters related to manufacturing, technology and   CEO, Co-Founder & competitiveness. Director  Lou spent 11+years at McKinsey & Co., where he was a Partner focused on manufacturing, industrial innovation & private equity.   He also founded Two Roads Group, an industrial-tech focused investment firm, and spent the first chapter of his career as an engineer in the auto industry with Chrysler and BMW.   Prior experience and educational qualifications  • From 2003-2015, Lou was a Partner and helped - Led McKinsey's global research and advisory • Lou helped set the strategy and 2015 launch of lead the Manufacturing & Private Equity efforts on digital in industry (Industry 4.0) – the Digital Design and Manufacturing Innovation Practices at McKinsey & Company.  e.g., industrial internet, 3D printing, advanced Institute (DMDII, now called MxD) in Chicago. Contributions include: robotics, breakthrough business models.    • Lou holds a Bachelor of Science in Mechanical   - Co-led McKinsey’s global research report and • Founder and CEO of Two Roads Group (TRG), an Engineering from Notre Dame; a Masters of client advisory efforts on the ‘Future of investment and advisory firm focused on Science in Engineering Management from the Manufacturing’ and its implications on how industrial technologies. University of Michigan – Dearborn; a Masters of countries and companies compete. Science in Mechanical Engineering from MIT,   • Lou started his career as a product and and an MBA from MIT Sloan  - Architected and led the execution of many manufacturing engineer with Chrysler and then corporate performance transformations – helped with the launch of a Chrysler-BMW joint • Lou lives in Chicago with his wife, Sarah, and across innovation, product development, venture (TritecMotors) in Brazil. their three children. manufacturing, purchasing, supply chain,   • Lou has been a Board Member or Board Advisor commercial / go-to market to a number of industrial and technology   - Led the development of McKinsey’s companies, including Dedicated Computing playbooks and service lines for private equity (industrial computing), Sight Machine (digital due diligence and integrated corporate analytics), and Rescale (digital design and performance improvement. simulation in the cloud). FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix C

Our addressable market today is $350B+... with upside as the Cloud Manufacturing Platform™ evolves

$350B+

parts production
(in FR current tech scope[1])

Manufacturing and fulfillment of custom parts.
Additive manufacturing,
CNC Machining,
Injection Molding + others

$20B+

design & manufacturing software[2]

Tools designers, engineers, manufacturing and supply chain professionals use across the lifecycle

++

cloud-enabled innovation

Just as cloud computing unlocked entirely new business models and innovation, so too does cloud manufacturing

(1) Includes additive manufacturing, CNC machining, injection molding, sheet metal, and other techniques; excludes extremely high volume and large form factor manufacturing and assembly
(2) Estimated market size in 2025
Source: 3rd party market study; "3D Printing Market Global Forecast to 2023" Markets and Markets (2017); "3D Printing and Additive Manufacturing Global State of the Industry" Wohlers Reports (2020); "Category Intelligence on Machining" Beroe (2020); "2020 Additive Manufacturing Market Summary Report" Smartech (2019); "Metal Stamping Market Analysis" Grand View Research (2020); "Global Metal Stamping Market 2020 – 2027" Acumen Research (2020); "Injection Molded Plastics Analysis and Segment Forecasts To 2027" Grand View Research (2020); "Global Manufacturing Scorecard" Brookings Institute (2018); "Global Engineering CAD Software Industry Market Research Report" Maia Research (2020); "3D CAD Software Market" Grand View Research (2021); "World Population Prospects" United Nations (2020); "Engineering by the Numbers" American Society for Engineering Education (2019); "Occupational Outlook Handbook" Bureau of Labor Statistics (2019)

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Appendix C

Our addressable market today is $350B+… with upside as the Cloud Manufacturing Platform™ evolves

Market opportunity, $B


$10,193B
$484B
$368B

2025 Worldwide manufacturing market + Potential Software and Services market

Upside: New Business Models enabled by Cloud Manufacturing

2025 expected production Total Addressable Market (TAM) + 2025 potential software and services market

2020 production TAM(1)

Production addressable market

Primary processes:

- Additive manufacturing
- CNC machining: prototyping to medium volume runs (<100k parts)
- Injection molding: prototyping to medium volume runs (<100k parts)
- Sheet metal: prototyping to small volume runs (<10k parts)

Software addressable market

Engineers, industrial designers, manufacturing and supply chain professionals using design/manufacturing software

(1) Includes additive manufacturing, CNC machining, injection molding, sheet metal, and other techniques; excludes extremely high volume and large form factor manufacturing and assembly

Source: 3rd party market study; "3D Printing Market Global Forecast to 2023" Markets and Markets (2017); "3D Printing and Additive Manufacturing Global State of the Industry" Wohlers Reports (2020); "Category Intelligence on Machining" Beroe (2020); "2020 Additive Manufacturing Market Summary Report" Smartech (2019); "Metal Stamping Market Analysis" Grand View Research (2020); "Global Metal Stamping Market 2020 – 2027" Acumen Research (2020); "Injection Molded Plastics Analysis and Segment Forecasts To 2027" Grand View Research (2020); "Global Manufacturing Scorecard" Brookings Institute (2018); "Global Engineering CAD Software Industry Market Research Report" Maia Research (2020); "3D CAD Software Market" Grand View Research (2021); "World Population Prospects" United Nations (2020); "Engineering by the Numbers" American Society for Engineering Education (2019); "Occupational Outlook Handbook" Bureau of Labor Statistics (2019)

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Appendix C  Summary pro forma Income Statement  $ millions 2019A(1) 2020A(1) 2021E 2022E 2023E 2024E 2025E  Revenue 8 14 25 103 246 426 635  YoY growth % 191% 66% 76% 320% 139% 73% 49%  Costof Goods Sold 8 12 19 73 140 223 319 Gross Profit $0.2 $2 $5 $30 $106 $203 $316  Gross Margin % 2% 14% 21% 29% 43% 48% 50%  Operating Expenses 19 23 41 83 106 156 181 EBITDA ($18) ($21) ($36) ($52) $0.3 $47 $135  % EBITDA margin N/A N/A N/A N/A 0.1% 11% 21% FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix C  Reconciliation of non-GAAP financials  $ millions 2019A(1) 2020A(1) 2021E 2022E 2023E 2024E 2025E  Net income (loss) (18) (22) (38) (64) (20) 15 94 (+)Tax expenses - - - - - - -(+) Depreciation & amortization 0.3 0.4 2 11 21 32 41 EBITDA ($18) ($21) ($36) ($52) $0.3 $47 $135 (-)Cash flow from investing activities (1) (1) (11) (80) (48) (71) (46) Free cash flow ($19) ($22) ($47) ($133) ($47) ($24) $89     07Team FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Appendix C  O U R P U R P O S E :  Make New Things PossibleTM  O U R V I S I O N :  To build a new infrastructure to design, make, and move things in the digital age  O U R P R O D U C T :  First-of-its-kind Cloud   Manufacturing PlatformTM FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved.

Risk Factors Risks Related to Fast Radius’ Business • Fast Radius is an early-stage company with a history of losses. Fast Radius has not been profitable historically and may not be able to achieve profitability for any period in the future or sustain cash flow from operating activities.   • Fast Radius has a relatively limited operating history and has experienced rapid growth, which makes evaluating its current business and future prospects difficult.   • Fast Radius may not timely and effectively scale and adapt its existing technology, processes and infrastructure to meet the needs of its business.  • Fast Radius’ operating results may fluctuate significantly from period-to-period and may fall below expectations in any particular period.   • Fast Radius faces intense and growing competition in the advanced manufacturing industry. Fast Radius’ inability to compete effectively with its competitors could affect its ability to achieve its anticipated market penetration and achieve or sustain profitability.   • Increased consolidation among Fast Radius’ customers, suppliers and competitors in the advanced manufacturing industry may have an adverse effect on Fast Radius’ business and results of operations.   • The advanced manufacturing industry in which Fast Radius operates is characterized by rapid technological change, requiring continual innovation and development of new solutions and innovations to meet constantly evolving customer demands.  • Forecasts of Fast Radius’ market and market growth may prove to be inaccurate and, even if the markets in which Fast Radius competes achieve the forecasted growth, there can be no assurance that its business will grow at similar rates, or at all.  • If demand for Fast Radius’ solutions does not grow as expected, or if market adoption of advanced manufacturing does not continue to develop, or develops more slowly than expected, Fast Radius’ revenues may stagnate or decline, and its business may be adversely affected.   • Declines in the prices of Fast Radius’ solutions, or in Fast Radius’ volume of sales, together with the company’s relatively inflexible cost structure, may adversely affect Fast Radius’ financial results.   • Fast Radius may experience significant delays in the design, production and launch of its advanced manufacturing solutions and enhancements to existing solutions, and Fast Radius may be unable to successfully commercialize solutions on its planned timelines.   • Changes in Fast Radius’ product mix may impact its gross margins and financial performance.   • Defects in new solutions or in enhancements to Fast Radius’ existing solutions that give rise to product returns or warranty or other claims could result in material expenses, diversion of management time and attention and damage to Fast Radius’ reputation.   • Fast Radius may be unable to consistently manufacture its products to the necessary specifications or in quantities necessarytomeet demand at an acceptable cost or at an acceptable performance level.   • Fast Radius expects to continue to experience rapid growth and organizational change. If Fast Radius fails to manage growth effectively, it may be unable to execute its business plan, maintain high levels of service and customer satisfaction or attract new employees and customers.   • Fast Radius is dependent on the continued services and performance of its senior management and other key employees, as well as on its ability to successfully hire, train, manage and retain qualified personnel.   • Fast Radius’ failure to maintain proper and effective internal controls over financial reporting and otherwise comply with Section 404 of the Sarbanes-Oxley Act or prevent or detect misstatements in its financial statements in the future could harm its business.  • As Fast Radius acquires and invest in companies or technologies, it may not realize expected business, technological or financial benefits and the acquisitions or investments could prove difficult to integrate, adversely affect its business, results of operations, and financial condition. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Risk Factors  • Fast Radius relies on its software and information technology systems to manage numerous aspects of its business, including its cloud manufacturing platform, and a disruption of these systems could adversely affect its business.   • A real or perceived defect, security vulnerability, error or performance failure in Fast Radius’ software or technical problems or disruptions caused by third-party service providers could cause Fast Radius to lose revenue, damage Fast Radius’ reputation and expose Fast Radius to liability.   • Fast Radius may not be able to adequately protect its proprietary and intellectual property rights in its data or technology.  • If third parties claim that Fast Radius infringes upon or otherwise violates their intellectual property rights, Fast Radius’ business could be adversely affected.   • Fast Radius may require additional funding for its growth plans and may not be able to obtain any additional financing on terms that are acceptable to Fast Radius, or at all. If Fast Radius fails to obtain additional financing on terms that are acceptable, Fast Radius will not be able to implement such plans fully if at all.   • Fast Radius’ ability to obtain additional funding in the future, if and as needed, through loans or equity issuances, or otherwise meet its current obligations to third parties, could be adversely affected if the economic environment continues to be difficult.   • Fast Radius’ indebtedness could adversely affect its financial condition, its ability to raise additional capital to fund operations, its ability to operate its business, its ability to react to changes in the economy or its industry and its ability to pay debts and could divert its cash flow from operations for debt payments.  • Changes in U.S. tax law may materially adversely affect Fast Radius’ financial condition, results of operations and cash flows.  • Fast Radius’ independent auditor has expressed substantial doubt about its ability to continue as a going concern.  Risks Related to Becoming a Public Company  • The combined company will be an emerging growth company and a smaller reporting company, and the reduced disclosure requirementsapplicable to emerging growth companies and smaller reporting companies may make our common stock less attractive to investors.  • If securities or industry analysts do not publish research or reports or publish unfavorable research or reports about our business, our stock price and trading volume could decline.  • If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in our financial reporting and the trading price of our common stock may decline.  • Provisions in our proposed charter documents and under Delaware law could discourage a takeover that stockholders may consider favorable and may lead to entrenchment of management.  • Our proposed certificate of incorporation will provide that the Court of Chancery of the State of Delaware will be the exclusiveforum for substantially all disputes between us and our stockholders and that the federal district courts shall be the exclusive forum for the resolution of any complaint asserting a cause of action arisingunder the U.S. Securities Act of 1933, as amended, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution

Risk Factors  Risks Related to the Transaction  • Each of ENNV and Fast Radius will incur significant transaction costs in connection with the Transaction.  • The consummation of the Transaction is subject to a number of conditions and if those conditions are not satisfied or waived,the merger agreement may be terminated in accordance with its terms and the Transaction may not be completed.  • The ability to successfully effect the Transaction and the combined company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of   Fast Radius. The loss of such key personnel could negatively impact the operations and financial results of the combined business.  • There is no assurance that a stockholder’s decision whether to redeem its shares for a pro rata portion of ENNV’s trust account will put the stockholder in a better future economic position.  • If the Transaction’s benefits do not meet the expectations of investors or securities analysts, the market price of ENNV’s securities or, following the consummation of the Transaction, the combined company’s securities, may decline.  • A market for the combined company’s securities may not develop, which would adversely affect the liquidity and price of such securities.  • There can be no assurance that the combined company’s securities will be approved for listing on the Nasdaq Capital Market (“Nasdaq”) or that the combined company will be able to comply with the continued listing standards of Nasdaq.  • Directors of ENNV have potential conflicts of interest in recommending that ENNV’s stockholders vote in favor of the adoption of the Transaction.  • ENNV may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to the holders of ENNV warrants, thereby making such warrants worthless.  • Further, even if the Transaction is completed, there can be no assurance that ENNV’s warrants will be in the money during their exercise period, and they may expire worthless.  • If ENNV seeks stockholder approval of the Transaction, its sponsor, directors, officers, advisors and their affiliates may electto purchase shares or warrants from public stockholders, which may influence a vote on the Transaction and reduce the public “float” of ENNV’s Class A common stock or warrants.  • If ENNV seeks stockholder approval of the Transaction, its sponsor, officers and directors have agreed to vote in favor of such Transaction, regardless of how its public stockholders vote.  • The ability of ENNV’s public stockholders to exercise redemption rights with respect to a large number of its shares could increase the probabilitythat the Transaction would be unsuccessful.  • ENNV is not required to obtain an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, its stockholders may have no assurance from an independent source that the price it is paying for the business is fair to ENNV from a financial point of view.  • Legal proceedings in connection with the Transaction, the outcomes of which are uncertain, could delay or prevent the completionof the Transaction.  • The Transaction or combined company may be materially adversely affected by the recent COVID-19 outbreak.  • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect ENNV’s and the combined company’s business, including ENNV’s and the combined company’s ability to consummate the Transaction, and results of operations. FAST RADIUS® © 2020 Fast Radius Inc. All rights reserved. Confidential – Not for Distribution